                                  ON LETTERHEAD



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         We consent to the incorporation by reference in the Registration Statement of Savin Electronics Inc. on Form S-8 and our report dated May 17, 1995 on our audit of the financial statements of Savin Electronics Inc. as December 31, 1994 and 1993 and for the years then ended.



  /BDO Almagor & Co./
BDO ALMAGOR & CO. CPA
Certified Public Accountants (ISR)



Ramat-Gan, Israel
April 14, 1996



                                     8 of 10

                                  ON LETTERHEAD





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         We consent to the incorporation by reference in the Registration Statement of Savin Electronics Inc. on Form S-8 and our report dated May 14, 1996 on our audit of the financial statements of Savin Electronics Inc. as at December 31, 1995.



  /BDO Almagor & Co./
BDO ALMAGOR & CO. CPA
Certified Public Accountants (ISR)




Ramat-Gan, Israel
May 28, 1996



                                     9 of 10